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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1997, in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Service Experts, Inc. for the registration of 2,875,000 shares of its common stock.



                                          ERNST & YOUNG LLP



Nashville, Tennessee


March 14, 1997